SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 30, 1999





                              AMTRUST CAPITAL CORP.
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             (Exact name of Registrant as specified in its Charter)





   Delaware                      0-25484                        35-1940250
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(State or other           (Commission File No.)              (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)




20 West Fifth Street, Peru, Indiana                               46970
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(Address of principal executive offices)                       (Zip Code)





Registrant's telephone number, including area code: (765) 472-1991
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events
----------------------

     On April 30, 1999, the Registrant issued the attached press release.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (a) Exhibits

         99. Press release, dated April 30, 1999.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMTRUST CAPITAL CORP.




Date: April 30, 1999              By:  /s/ Deborah M. Huff
      --------------------            -------------------------------------
                                      Deborah M. Huff, Treasurer and Chief
                                        Financial Officer

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